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                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                 December 31, 1998
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                           All-American SportPark, Inc.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



        Nevada                     0-24970               88-0203976
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number



       5325 South Valley View Boulevard, Suite 4, Las Vegas, Nevada 89118
       ------------------------------------------------------------------
          Address of Principal Executive Offices, Including Zip Code



                                (702) 798-7777
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code



                        Saint Andrews Golf Corporation
          ------------------------------------------------------------
          Former name or former address, if changed, since last report



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 31, 1998, a wholly owned subsidiary of All-American SportPark, Inc. (the "Company") acquired substantially all of the assets, subject to certain liabilities, of All-American Golf LLC (the "LLC"). Until the time of the sale, the LLC owned, managed and operated the "Callaway Golf Center", a premier golf facility adjacent to the Company's All-American SportPark in Las Vegas, Nevada.

     From 1997, when the LLC was formed, until May 1998, the Company held an 80% interest in the LLC. On May 5, 1998 the Company sold its interest in the LLC to Callaway Golf Company. The terms of that transaction are disclosed in the Company's Report on Form 8-K dated May 5, 1998.

     The Company purchased substantially all of the assets of the LLC pursuant to the terms of an Asset Purchase Agreement between the LLC and a newly formed, wholly-owned subsidiary of the Company. Under the terms of the Agreement, the consideration paid by the subsidiary consisted of the delivery to the LLC of a trade credit in the amount of $4,000,000 from Active Media Services, Inc. for which the Company paid Active Media Services, Inc. $1,000,000 in the form of a promissory note. The promissory note is payable in quarterly installments of $25,000 over a period of ten years, without interest. The subsidiary also assumed certain liabilities of the LLC.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. The financial statements of All-American Golf LLC will be filed by amendment.

     (b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial information will be filed by amendment.

     (c)  EXHIBITS.  The following exhibits are filed herewith:

EXHIBIT
NUMBER     DESCRIPTION                                    LOCATION
-------    -----------                                    --------

 10.29     Asset Purchase Agreement between All-          Filed herewith
           American Golf LLC and The All-American         electronically
           Golf Center, Inc.

 10.30     Promissory Note from All-American Golf         Filed herewith
           Center, Inc. to Active Media Services, Inc.    electronically














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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   All-American SportPark, Inc.



Dated: January 20, 1999            By:/s/ Ronald S. Boreta
                                      Ronald S. Boreta, President























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